UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2006

                              REPUBLIC BANCORP INC.
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             (Exact name of registrant as specified in its charter)

         Michigan                    0-15734                  38-2604669
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      (State or other         (Commission File No.)          (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)

                  1070 East Main Street, Owosso, Michigan 48867
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (989) 725-7337
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

      On June 26, 2006, Republic Bancorp Inc. ("Republic") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Citizens Banking Corporation ("Citizens") pursuant to which Republic will merge with and into Citizens, with Citizens continuing as the surviving corporation (the "Merger").

      Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, each holder of Republic common stock will have the right, subject to proration, to elect to receive, for each such share of Republic common stock, cash or Citizens common stock, in either case having a value equal to $2.08 plus 0.4378 of a share of Citizens common stock. Based on Citizens' average closing Nasdaq stock price for the 10-day trading period ended June 26, 2006, the transaction is valued at $13.86 per Republic share, for a total transaction value of approximately $1.048 billion. Republic stock options that are outstanding as of the closing will be converted into options on shares of Citizens common stock in connection with the closing, with appropriate adjustment to the number of shares and exercise price to reflect the Merger. Each outstanding Republic restricted share will be converted into the right to receive shares of Citizens common stock based on the implied exchange ratio in the Merger.

      Republic and Citizens have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. The Board of Directors of each company has adopted a resolution recommending approval and adoption by its respective shareholders, and each company has agreed to submit the Merger Agreement to its respective shareholders for consideration. Citizens and Republic have each also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

      The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (i) have been qualified by disclosures made to the other party in connection with the Merger Agreement, (ii) will not survive consummation of the Merger, (iii) in many cases are subject to a material adverse effect standard contained in Section 3.1 of the Merger Agreement which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.

      Consummation of the Merger is subject to customary conditions, including, without limitation, (i) receipt of the approval of the holders of Republic and Citizens common stock, respectively; (ii) receipt of regulatory approvals; (iii) absence of any law or order prohibiting the closing; (iv) subject to certain exceptions, the accuracy of the representations and warranties of each of Republic and Citizens, respectively; (v) material compliance of each party's respective covenants and (vi) the delivery of customary opinions from counsel to each of Republic and Citizens, respectively, that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

      Pursuant to the Merger Agreement, upon completion of the Merger, the Board of Directors of the surviving corporation will consist of 16 directors until the 2008 shareholders' meeting, including 9 continuing members of the Citizens Board of Directors (the "Citizens Directors") and 7 members of the Republic Board of Directors (the "Republic Directors"). Thereafter, the Board of Directors of the surviving corporation will consist of (i) 8 Citizens Directors and 6 Republic Directors until the 2009 shareholders' meeting and (ii) 7 Citizens Directors and 5 Republic Directors until the 2010 shareholders' meeting. Jerry Campbell, the current Chairman of the Board of Directors of Republic, will serve as the Chairman of the surviving corporation until the first anniversary of the closing date. William Hartman, the current CEO, President and Chairman of the Board of Directors of Citizens, will serve as the Chairman of the surviving corporation from the first anniversary of the closing date until December 31, 2012.

      In addition, upon completion of the Merger, Mr. Hartman will serve as CEO of the surviving corporation until December 31, 2010, during which time Dana Cluckey, the current CEO and President of Republic, will serve as President and COO. Mr. Cluckey will serve as CEO commencing on January 1, 2011.

      The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additional Information

      In connection with the proposed merger, Citizens and Republic will file a joint proxy statement/prospectus with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Citizens and Republic with the SEC at the SEC's website at http://www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and each company's other filings with the SEC may also be obtained by accessing Citizens' website at http://www.citizensonline.com under the Investor Relations section or by accessing Republic's website at http://www.republicbancorp.com under the Investor Relations section.

      Citizens and Republic and their respective directors, executive officers and other members of their management may be soliciting proxies from their respective shareholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Citizens' shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Citizens with the SEC on March 22, 2006, and information concerning persons who may be considered participants in the solicitation of Republic's shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Republic with the SEC on March 14, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.

      This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Forward - Looking Statements

      Discussions in this Current Report on Form 8-K that are not statements of historical fact (including statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Citizens and Republic, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

      The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Citizens or Republic shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Citizens' and Republic's filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Citizens and Republic disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits

     2.1 Agreement and Plan of Merger by and between Republic Bancorp Inc. and Citizens Banking Corporation, dated as of June 26, 2006.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2006                     REPUBLIC BANCORP INC.


                                         By:        /s/ Thomas F. Menacher
                                                  ------------------------------
                                         Name:    Thomas F. Menacher
                                         Its:     Executive Vice President,
                                                  Treasurer and Chief Financial
                                                  Officer

                                EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ------------------------------------------------  --------------
     2.1      Agreement and Plan of Merger by and between             E
              Republic Bancorp Inc. and Citizens Banking
              Corporation, dated as of June 26, 2006.